UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2000

                         Express Investments Associates
             (Exact name of Registrant as specified in its charter)

Nevada                          000-27543                         98-0204680
(State or Other               (Commission File                   IRS Employer
Jurisdiction of                   Number)                       Identification
Incorporation)                                                      Number

      104-1456 St. Paul Street, Kelowna, British Columbia, Canada V1Y 2E6.
               (Address of principal executive offices) (Zip Code)

                                 (250) 868-8177
              (Registrant's telephone number, including area code)

Item 5.  Other - Change of Address


         On March 13, 2000, the Registrant will be moving its principal place of business. Its new address will be: 104-1456 St. Paul Street, Kelowna, BC V1Y 2E6.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Express Investments Associates
                                                 Registrant


DATED: March 13, 2000                            By:/s/ Bob Hemmerling,
                                                    ---------------------------
                                                 President and
                                                 Chief Executive Officer